Trade and other payables	12 Months Ended
Dec. 31, 2019
Trade and other payables
Trade and other payables

15.       Trade and other payables

	Year Ended
	December 31,
(in thousands of €)	2019	2018	2017
Trade payables	€9,360	€6,007	€4,395
Accruals for invoices to be received	49,069	18,145	4,046
Short‑term employee benefits	26,872	12,920	6,844
	€85,301	€37,072	€15,285

Trade payables correspond primarily to clinical and manufacturing activities. The fair value of trade payables approximates their carrying amount.

The accruals for invoices to be received amount to €49.1 million for the year ended December 31, 2019, of which €44.0 million relate to invoices to be received from clinical manufacturing organizations for the manufacturing of drug products and from clinical research organizations.

Short‑term employee benefits include payables and accruals for salaries and bonuses to be paid to the employees of the Company.